UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 19, 2013

AVANTAIR, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (727) 539-0071

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective April 19, 2013, Bret A. Holmes, age 48, was appointed Chief Financial Officer of the Company. Prior to joining the Company, Mr. Holmes was the Chief Financial Officer at Eleets Transportation Co., Inc. and related entities from June 2009 through December 2012. Mr. Holmes served as Chief Financial Officer for Aslan Development from March 2006 to June 2009 and Chief Financial Officer at Watson Custom Home Builders from October 2004 to March 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANTAIR, INC.
Date: April 24, 2013	By:	/s/ Steven F. Santo
Steven F. Santo
Chief Executive Officer
(Authorized Officer and Principal Executive Officer)